EXHIBIT 99

wfmbs04-q - Price/Yield - 1A1

Morgan Stanley

Balance            $106,000,000.00  Delay          24           WAC(1)     5.235272028      WAM(1)     359
Coupon             4.97527          Dated          8/1/2004     NET(1)     4.975272         WALA(1)      1
Settle             8/31/2004        First Payment  9/25/2004

Price              10 CPR         15 CPR         20 CPR         25 CPR         35 CPR         50 CPR        60 CPR       70 CPR
                       Yield          Yield          Yield          Yield          Yield          Yield         Yield        Yield
 99.148437500           5.15           5.17           5.20           5.23           5.29          5.42           5.54           5.69
 99.273437500           5.12           5.14           5.16           5.18           5.23          5.33           5.41           5.52
 99.398437500           5.09           5.10           5.11           5.13           5.16          5.23           5.29           5.36
 99.523437500           5.06           5.07           5.07           5.08           5.10          5.13           5.16           5.20
 99.648437500           5.03           5.03           5.03           5.03           5.03          5.03           5.03           5.04
 99.773437500           5.00           4.99           4.99           4.98           4.97          4.93           4.91           4.87
 99.898437500           4.97           4.96           4.95           4.93           4.90          4.84           4.78           4.71
100.023437500           4.94           4.92           4.90           4.88           4.84          4.74           4.66           4.55
100.148437500           4.91           4.89           4.86           4.84           4.77          4.64           4.53           4.39
100.273437500           4.88           4.85           4.82           4.79           4.71          4.55           4.41           4.23
100.398437500           4.85           4.81           4.78           4.74           4.64          4.45           4.28           4.07

          WAL           4.80           4.05           3.44           2.93           2.15          1.40           1.07           0.82
     Mod Durn           4.06           3.47           2.97           2.56           1.92          1.28           0.99           0.77
Payment Window Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11 Sep04 - Jul11  Sep04 - Jul11

      CMT_1YR           2.09           2.09           2.09           2.09           2.09          2.09           2.09           2.09
       Prepay         10 CPR         15 CPR         20 CPR         25 CPR         35 CPR        50 CPR         60 CPR         70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-q - Price/Yield - 1A1

Morgan Stanley

Balance            $106,000,000.00  Delay          24           WAC(1)     5.235272028      WAM(1)     359
Coupon             4.97527          Dated          8/1/2004     NET(1)     4.975272         WALA(1)      1
Settle             8/31/2004        First Payment  9/25/2004

Price              10 CPR         15 CPR         20 CPR         25 CPR         35 CPR         50 CPR        60 CPR       70 CPR
                       Yield          Yield          Yield          Yield          Yield          Yield         Yield        Yield
       99-10+           5.11           5.12           5.14           5.16           5.20          5.28           5.36           5.45
       99-14+           5.08           5.09           5.10           5.11           5.13          5.18           5.23           5.29
       99-18+           5.05           5.05           5.05           5.06           5.07          5.09           5.10           5.13
       99-22+           5.02           5.01           5.01           5.01           5.00          4.99           4.98           4.96
       99-26+           4.99           4.98           4.97           4.96           4.94          4.89           4.85           4.80
       99-30+           4.95           4.94           4.93           4.91           4.87          4.80           4.73           4.64
      100-02+           4.92           4.91           4.89           4.86           4.81          4.70           4.60           4.48
      100-06+           4.89           4.87           4.84           4.81           4.74          4.60           4.48           4.32
      100-10+           4.86           4.83           4.80           4.77           4.68          4.51           4.35           4.16
      100-14+           4.83           4.80           4.76           4.72           4.61          4.41           4.23           4.00
      100-18+           4.80           4.76           4.72           4.67           4.55          4.31           4.11           3.84

          WAL           4.80           4.05           3.44           2.93           2.15          1.40           1.07           0.82
     Mod Durn           4.06           3.47           2.98           2.56           1.92          1.29           1.00           0.77
Payment Window Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11 Sep04 - Jul11  Sep04 - Jul11

      CMT_1YR           2.09           2.09           2.09           2.09           2.09          2.09           2.09           2.09
       Prepay         10 CPR         15 CPR         20 CPR         25 CPR         35 CPR        50 CPR         60 CPR         70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-q - Price/Yield - 1A2

Morgan Stanley

Balance            $434,992,000.00  Delay          24           WAC(1)     5.235272028      WAM(1)     359
Coupon             4.97527          Dated          8/1/2004     NET(1)     4.975272         WALA(1)      1
Settle             8/17/2004        First Payment  9/25/2004

Price              10 CPR         15 CPR         20 CPR         25 CPR         35 CPR         50 CPR        60 CPR       70 CPR
                       Yield          Yield          Yield          Yield          Yield          Yield         Yield        Yield
       99-19+           5.04           5.04           5.05           5.05           5.06          5.07           5.09           5.10
       99-23+           5.01           5.01           5.01           5.00           4.99          4.98           4.96           4.95
       99-27+           4.98           4.97           4.96           4.95           4.93          4.88           4.84           4.79
       99-31+           4.95           4.94           4.92           4.91           4.87          4.79           4.72           4.64
      100-03+           4.92           4.90           4.88           4.86           4.80          4.69           4.60           4.48
      100-07+           4.89           4.87           4.84           4.81           4.74          4.60           4.48           4.33
      100-11+           4.86           4.83           4.80           4.76           4.68          4.51           4.36           4.17
      100-15+           4.83           4.80           4.76           4.72           4.61          4.41           4.24           4.02
      100-19+           4.80           4.76           4.72           4.67           4.55          4.32           4.12           3.87
      100-23+           4.77           4.73           4.68           4.62           4.49          4.23           4.00           3.72
      100-27+           4.74           4.69           4.64           4.57           4.42          4.13           3.88           3.57

          WAL           4.84           4.09           3.48           2.97           2.19          1.44           1.10           0.85
     Mod Durn           4.10           3.51           3.02           2.61           1.96          1.33           1.03           0.81
Payment Window Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11 Sep04 - Jul11  Sep04 - Jul11

      CMT_1YR           2.09           2.09           2.09           2.09           2.09          2.09           2.09           2.09
       Prepay         10 CPR         15 CPR         20 CPR         25 CPR         35 CPR        50 CPR         60 CPR         70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-q - Price/Yield - 2A1

Morgan Stanley

Balance            $100,000,000.00  Delay          24           WAC(2)     5.234579563      WAM(2)     359
Coupon             4.97458          Dated          8/1/2004     NET(2)     4.97458          WALA(2)      1
Settle             8/31/2004        First Payment  9/25/2004

Price              10 CPR         15 CPR         20 CPR         25 CPR         35 CPR         50 CPR        60 CPR       70 CPR
                       Yield          Yield          Yield          Yield          Yield          Yield         Yield        Yield
        99-03           5.17           5.19           5.22           5.25           5.33          5.47           5.60           5.77
        99-07           5.14           5.16           5.18           5.20           5.26          5.37           5.47           5.60
        99-11           5.11           5.12           5.13           5.15           5.19          5.27           5.34           5.43
        99-15           5.07           5.08           5.09           5.10           5.13          5.17           5.22           5.27
        99-19           5.04           5.04           5.05           5.05           5.06          5.07           5.09           5.11
        99-23           5.01           5.01           5.00           5.00           4.99          4.98           4.96           4.94
        99-27           4.98           4.97           4.96           4.95           4.93          4.88           4.83           4.78
        99-31           4.95           4.93           4.92           4.90           4.86          4.78           4.71           4.62
       100-03           4.92           4.90           4.88           4.85           4.79          4.68           4.58           4.45
       100-07           4.88           4.86           4.83           4.80           4.73          4.58           4.46           4.29
       100-11           4.85           4.82           4.79           4.75           4.66          4.49           4.33           4.13

          WAL           4.64           3.93           3.35           2.86           2.11          1.38           1.06           0.81
     Mod Durn           3.94           3.37           2.90           2.50           1.88          1.27           0.98           0.76
Payment Window Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11 Sep04 - Jul11  Sep04 - Jul11

      CMT_1YR           2.09           2.09           2.09           2.09           2.09          2.09           2.09           2.09
       Prepay         10 CPR         15 CPR         20 CPR         25 CPR         35 CPR        50 CPR         60 CPR         70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-q - Price/Yield - 2A1

Morgan Stanley

Balance            $100,000,000.00  Delay          24           WAC(2)     5.234579563      WAM(2)     359
Coupon             4.97458          Dated          8/1/2004     NET(2)     4.97458          WALA(2)      1
Settle             8/31/2004        First Payment  9/25/2004

Price              10 CPR         15 CPR         20 CPR         25 CPR         35 CPR         50 CPR        60 CPR       70 CPR
                       Yield          Yield          Yield          Yield          Yield          Yield         Yield        Yield
        99-16           5.07           5.07           5.08           5.09           5.11          5.15           5.18           5.23
        99-20           5.03           5.04           5.04           5.04           5.04          5.05           5.06           5.06
        99-24           5.00           5.00           4.99           4.99           4.98          4.95           4.93           4.90
        99-28           4.97           4.96           4.95           4.94           4.91          4.85           4.80           4.74
       100-00           4.94           4.92           4.91           4.89           4.84          4.75           4.68           4.58
       100-04           4.91           4.89           4.86           4.84           4.78          4.66           4.55           4.41
       100-08           4.88           4.85           4.82           4.79           4.71          4.56           4.42           4.25
       100-12           4.84           4.81           4.78           4.74           4.65          4.46           4.30           4.09
       100-16           4.81           4.78           4.74           4.69           4.58          4.36           4.17           3.93
       100-20           4.78           4.74           4.69           4.64           4.52          4.27           4.05           3.77
       100-24           4.75           4.70           4.65           4.59           4.45          4.17           3.93           3.61

          WAL           4.64           3.93           3.35           2.86           2.11          1.38           1.06           0.81
     Mod Durn           3.94           3.38           2.91           2.51           1.89          1.27           0.99           0.77
Payment Window Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11  Sep04 - Jul11 Sep04 - Jul11  Sep04 - Jul11

      CMT_1YR           2.09           2.09           2.09           2.09           2.09          2.09           2.09           2.09
       Prepay         10 CPR         15 CPR         20 CPR         25 CPR         35 CPR        50 CPR         60 CPR         70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.